SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Cygnus, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 28, 2004

Dear Cygnus Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders of Cygnus, Inc., a Delaware corporation (“Cygnus” or the “Company”), which will be held on June 22, 2004, at 10:00 a.m. local time, at the Sofitel Hotel, 223 Twin Dolphin Drive, Redwood City, California 94065.

      At this year’s Annual Meeting of Stockholders, you will be asked to re-elect five directors for the next year and ratify the re-appointment of Ernst & Young LLP as the Company’s independent auditors. The accompanying Notice of Annual Meeting and Proxy Statement describe these proposals. We urge you to read this information carefully.

      Included in this package is Cygnus’ 2003 Annual Report and 2003 Form 10-K, which is also available by telephoning us at (650) 369-4300, Corporate Communications (option 2). The Annual Report contains the Company’s letter to stockholders. You will find the Company’s audited consolidated financial statements included as part of the 2003 Form 10-K.

      Whether or not you plan to attend the Annual Meeting of Stockholders, please sign, date, and return the enclosed proxy card promptly in the accompanying postage-paid envelope. If you decide to attend the Annual Meeting of Stockholders and wish to change your proxy vote, you may do so by giving notice and voting in person at the Annual Meeting of Stockholders.

      I hope to see you at the Annual Meeting of Stockholders. Should you require directions to the Annual Meeting of Stockholders, please contact the Company’s headquarters at (650) 369-4300, Corporate Communications (option 2).

Sincerely yours,

/s/ JOHN C HODGMAN

John C Hodgman
Chairman, President and Chief Executive Officer

Cygnus, Inc.

Redwood City, California

CYGNUS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 22, 2004

To the Stockholders:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cygnus, Inc., a Delaware corporation (“Cygnus” or the “Company”), will be held on June 22, 2004, at 10:00 a.m. local time, at the Sofitel Hotel, 223 Twin Dolphin Drive, Redwood City, California 94065 to act on the following matters:

1. To re-elect five directors of the Company to serve until the 2005 Annual Meeting of Stockholders or the election of their successors.

2. To ratify the re-appointment of Ernst & Young LLP to serve as the Company’s independent auditors.

3. To transact such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only stockholders of record at the close of business on April 23, 2004 are entitled to notice of and to vote at the Annual Meeting of Stockholders. The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting of Stockholders. A list of stockholders entitled to vote at the Annual Meeting of Stockholders will be available for inspection at the corporate offices of the Company.

      All stockholders of record at the record date or persons who hold a valid proxy for the Annual Meeting of Stockholders are cordially invited to attend the Annual Meeting of Stockholders in person. Whether or not you plan to attend, please sign, date, and return the enclosed proxy card as promptly as possible in the postage-paid envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all of your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting of Stockholders. If you attend the Annual Meeting of Stockholders and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting of Stockholders will be counted.

By Order of the Board of Directors

/s/ BARBARA G. MCCLUNG

Barbara G. McClung
Corporate Secretary

Cygnus, Inc.

Redwood City, California

YOUR VOTE IS IMPORTANT.

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY RETURNED A PROXY.

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS To Be Held On June 22, 2004
PROPOSAL ONE -- RE-ELECTION OF DIRECTORS
PROPOSAL TWO -- RATIFICATION OF THE COMPANY’S INDEPENDENT AUDITORS
PRINCIPAL AUDITORS’ FEES AND SERVICES
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
COMPENSATION COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS
ANNUAL REPORT
FORM 10-K
OTHER MATTERS
Charter for the Audit Committee of the Board of Directors

CYGNUS, INC.

400 PENOBSCOT DRIVE
REDWOOD CITY, CALIFORNIA 94063

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 22, 2004

General

      The enclosed proxy is solicited on behalf of the Board of Directors of Cygnus, Inc., a Delaware corporation (“Cygnus” or the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 22, 2004, at 10:00 a.m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein. The Annual Meeting will be held at the Sofitel Hotel, 223 Twin Dolphin Drive, Redwood City, California 94065. These proxy solicitation materials were mailed on or about April 28, 2004 to all stockholders entitled to vote at the Annual Meeting.

Proxies and Solicitation Costs

      The enclosed proxy is solicited by the Company’s Board of Directors and, when the proxy card is properly completed and returned, it will be voted as directed by the stockholder on the proxy card. Stockholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of common stock represented by such proxy will be voted “FOR” Proposals 1 and 2 described in the accompanying Notice and this Proxy Statement and will be voted in the proxy holders’ discretion as to other matters that may properly come before the Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (i) delivering to the Company, Attention: Chief Financial Officer, at 400 Penobscot Drive, Redwood City, California 94063, a written notice of revocation or duly executed proxy bearing a later date, or (ii) attending the Annual Meeting and voting in person.

      The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company’s directors, officers, regular employees or outside vendors in person or by telephone, facsimile or email. No additional compensation will be paid to directors, officers or other regular employees for such services.

Record Date, Share Ownership and Voting

      Only holders of Cygnus common stock of record at the close of business on April 23, 2004, the record date and time fixed by the Board of Directors, are entitled to receive notice of and to vote at the Annual Meeting. At the record date, approximately 41,009,250 shares of common stock were issued and outstanding and there were approximately 970 stockholders of record. There is no cumulative voting. Each holder of shares of common stock is entitled to one vote on each of the proposals presented in this Proxy Statement for each share of common stock held on the record date.

      A majority of the shares of common stock entitled to vote, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Directors will be elected by plurality vote. The other matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. If a quorum is present, the five nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for the election of directors at the Annual Meeting by the holders of the Company’s common stock entitled to vote at the Annual Meeting shall become directors at the conclusion of the tabulation of votes. Votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will be counted as present or represented for purposes of determining the existence of a quorum regarding the item on which the abstention is noted. However, if shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, as well as persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received and representations from certain reporting persons that no filings were required for such persons, the Company believes that its officers, directors and 10% stockholders complied with all applicable Section 16(a) filing requirements for the 2003 fiscal year.

Householding

      The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. If a stockholder shares a household at which two or more stockholders of the Company reside, he or she may receive only one set of proxy materials (including the Company’s 2003 Annual Report, 2003 Form 10-K and Proxy Statement) unless any stockholder gives contrary instructions. Each stockholder continues to receive a separate proxy card. This procedure, referred to as “householding,” reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage houses have instituted householding. If any such beneficial stockholder residing at such an address wishes to receive separate proxy materials, such stockholder may telephone the Company at (650) 369-4300, Corporate Communications (option 2), or write to the Company at Cygnus, Inc., Attention: Corporate Communications, 400 Penobscot Drive, Redwood City, California 94063 and the Company will promptly deliver such separate proxy materials to the requesting stockholder.

Corporate Governance Principles and Board Matters

      Cygnus is committed to having sound corporate governance principles. Having such principles is essential to operating Cygnus’ business efficiently and to maintaining Cygnus’ integrity in the marketplace. The Company’s Code of Ethics is available at www.cygn.com.

Board Independence

      The Board has determined that each of the current directors standing for re-election, except the Chairman of the Board and Chief Executive Officer, has no material relationship with Cygnus (either directly or as a partner, stockholder or officer of an organization that has a relationship with Cygnus) and is independent within the meaning of Cygnus’ director independence standards, which reflect the Rules of the National Association of Stock Dealers (NASD) (including Rule 4200(a)(15) of the Nasdaq Stock Market Rules), and all other applicable rules and regulations relating to director independence standards, as currently in effect. Furthermore, the Board has determined that each of the members of each of the committees has no material relationship with Cygnus (either directly or as a partner, stockholder or officer of an organization that has a relationship with Cygnus) and is “independent” within the meaning of Cygnus’ director independence standards.

Board Meetings and Committees

      As of the date of this Proxy Statement, the Company’s Board of Directors has five directors: Frank T. Cary, John C Hodgman, André F. Marion, Richard G. Rogers and Walter B. Wriston. The Board of Directors has an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee, and an Employee Stock Option Committee. The membership during the last fiscal year and the function of each of the committees are described below. Each of these committees operates under a written charter adopted by the Board, except the Employee Stock Option Committee, which operates under the Company’s stock incentive plan. All of the Company’s committee charters are available at www.cygn.com. The Board of Directors of the Company held six regularly scheduled meetings during fiscal year 2003 and five special meetings. Each of the directors attended or participated in 75% or more of the aggregate number of meetings of the Board of Directors and the committees of the Board on which the director served. Directors are encouraged to attend the Company’s Annual Meetings of Stockholders. All five directors attended the 2003 Annual Meeting of Stockholders.

      The Audit Committee, which consisted of independent, non-employee directors Wriston (Chairman), Cary, Marion and Rogers, in fiscal year 2003 held four regularly scheduled meetings. The principal functions and responsibilities of the Audit Committee are to assist the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements and the financial reporting processes, the independent auditors’ qualifications and independence, the performance of the Company’s internal audit activities and independent auditors, risk assessment and risk management and to report the results of its activities to the Board. In addition, the Audit Committee prepares the Audit Committee report for inclusion in the Company’s Proxy Statement; appoints, evaluates and determines the compensation of the Company’s independent auditors; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews the Company’s disclosure controls and procedures, internal controls, information security policies, internal audit activities, and corporate polices with respect to financial information and earnings guidance; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on the Company’s financial statements. The Audit Committee works closely with management as well as the Company’s independent auditors. The members of the Audit Committee are independent, as defined under Rule 4200(a)(15) of the Nasdaq Stock Market Rules. The Audit Committee has determined that the non-audit services provided by the Company’s independent auditors are compatible with maintaining the auditors’ independence. The Board of Directors has determined that Mr. Wriston is an “Audit Committee Financial Expert,” as defined by the SEC rules and regulations. The Audit Committee Report is included herein on page 10. The charter of the Company’s Audit Committee is available at www.cygn.com and is also attached as Appendix A to this Proxy Statement.

      The Compensation Committee, which also consisted of independent, non-employee directors Cary (Chairman), Marion, Rogers and Wriston, in fiscal year 2003 held one regularly scheduled meeting and two special meetings. The Compensation Committee establishes and reviews the Company’s general compensation policies applicable to the Company’s Chief Executive Officer and other executive officers, including evaluating their performance and determining their compensation in accordance with approved corporate goals and objectives relevant to such compensation. The Compensation Committee also administers incentive bonus plans and stock incentive plans, and grants stock options to executive officers. In addition, the Compensation Committee prepares the Compensation Committee Report for inclusion in the Company’s Proxy Statement; provides general oversight of the Company’s compensation structure; approves employment and change in control agreements for executive officers; approves and amends, as necessary, the Company’s incentive compensation and stock incentive programs (subject to stockholder approval, if required); approves changes to non-equity based benefit plans involving a material financial commitment by the Company; makes recommendations regarding compensation of directors to the Board; monitors director and executive stock ownership; and annually reviews and evaluates the Compensation Committee’s performance and charter. The Compensation Committee Report is included herein on pages 15-17. The charter of the Company’s Compensation Committee is available at www.cygn.com.

      The Corporate Governance and Nominating Committee also consisted of independent, non-employee directors Marion (Chairman), Cary, Rogers and Wriston. In fiscal year 2003, the Corporate Governance and

Nominating Committee held no meetings. The Corporate Governance and Nominating Committee assists the Board in ensuring that qualified candidates are presented to the Board of Directors for election as directors and members and Chairpersons of Board committees; determines the composition of the Board of Directors and its committees; monitors a process to assess Board effectiveness; and develops and implements the Company’s corporate governance guidelines. In addition, the Corporate Governance and Nominating Committee nominates qualified candidates to fill vacancies on the Board of Directors, proposes qualifications requisite for continuing service as a member of the Board of Directors, and considers whether nominees for the Board of Directors duly proposed by stockholders meet the requisite qualifications for serving as a member of the Board of Directors. Also, the Corporate Governance and Nominating Committee oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; identifies best practices and recommends corporate governance principles, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance; defines the size and composition of the Board; develops membership qualifications for Board committees; defines specific criteria for director independence; monitors compliance with Board and Board committee membership criteria; annually reviews and recommends directors for continued service; coordinates and assists management and the Board in recruiting new members to the Board; together with the Chairman of the Compensation Committee, annually evaluates the performance of the Chairman of the Board and Chief Executive Officer and presents the results of the review to the Board and to the Chairman of the Board and Chief Executive Officer; reviews and recommends action with respect to stockholder rights plans or other stockholder protections; recommends Board committee assignments; reviews governance-related stockholder proposals and recommends Board responses; oversees the evaluation of the Board and management; and conducts a preliminary review of director independence and the financial literacy and expertise of Audit Committee members. The charter of the Company’s Corporate Governance and Nominating Committee is available at www.cygn.com.

      The Employee Stock Option Committee, which consisted of director Hodgman, took action by written consent on seven separate occasions in fiscal year 2003. The Employee Stock Option Committee was established by the Board of Directors to grant stock options to the Company’s employees (other than officers of the Company) and consultants under the Company’s 1999 Stock Incentive Plan.

Consideration of Director Nominees

Director Qualifications

      The Company’s Corporate Governance and Nominating Committee charter contains Board of Directors membership criteria that apply to nominees recommended by the Corporate Governance and Nominating Committee. Under these criteria, members of the Board of Directors should have the highest professional and personal ethics and values, consistent with longstanding Company values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform all director duties responsibly. Each director must represent the interests of all stockholders.

Identifying and Evaluating Nominees for Directors

      The Corporate Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for Board of Director membership. The Corporate Governance and Nominating Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other reasons. In the event that vacancies are anticipated, or otherwise arise, the Corporate Governance and Nominating Committee considers various potential candidates for director. Candidates may come to the attention of the Corporate Governance and Nominating Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Corporate Governance and Nominating Committee, and may be considered at any point during the year. As described above, the Corporate Governance and Nominating

Committee considers properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the Corporate Governance and Nominating Committee at a regularly scheduled Board meeting, which is generally the Board meeting prior to the issuance of the Proxy Statement for the Company’s Annual Meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder. In evaluating such nominations, the Corporate Governance and Nominating Committee seeks to achieve a balance of knowledge, experience, and capability on the Board.

Stockholder Nominees

      The policy of the Corporate Governance and Nominating Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board of Directors, as described above under “Identifying and Evaluating Nominees for Directors.” In evaluating such nominations, the Corporate Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth above under “Director Qualifications.” Any stockholder nominations proposed for consideration by the Corporate Governance and Nominating Committee should include the nominee’s name, contact information and qualifications for Board membership and should be addressed to:

Cygnus, Inc.

Corporate Secretary
400 Penobscot Drive
Redwood City, CA 94063

      In addition, the Bylaws of the Company permit stockholders to nominate directors for consideration at an Annual Meeting of Stockholders. For a description of the process for nominating directors in accordance with Cygnus’ Bylaws, see “Stockholder Proposals for the 2005 Annual Meeting of Stockholders” on page 19 below.

Executive Sessions

      The Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee consisted of all independent, non-employee directors in fiscal year 2003. In fiscal year 2003, the independent, non-employee directors held four executive sessions. Beginning in 2004, the non-employee directors will meet in at least two regularly scheduled executive sessions annually. The sessions are chaired by the Chairperson of the Corporate Governance and Nominating Committee. Any non-employee director can request that an executive session be scheduled.

Communications With the Board

      Stockholders and other parties interested in communicating directly with the Chairman of the Board or with the independent, non-employee directors as a group may do so by writing to Chairman of the Board of Directors, Cygnus, Inc., 400 Penobscot Drive, Redwood City, California 94063. Effective February 9, 2004, the Corporate Governance and Nominating Committee of the Board approved a process for handling letters received by the Company and addressed to the independent, non-employee members of the Board. Under that process, the Corporate Secretary of the Company reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s Ethics Compliance Officer and are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Compensation of Directors

      All non-employee directors of the Company receive $3,750 per fiscal quarter, a $1,000 fee for attending each Board meeting and a $500 fee for attending each committee meeting. Non-employee directors are also eligible to receive periodic stock option grants under the Automatic Option Grant Program in effect for them under the Company’s 1999 Stock Incentive Plan. Automatic option grants are made under the 1999 Stock Incentive Plan as follows: (i) on the first trading day in June of the year the non-employee Board member is first elected or appointed as such, he or she will automatically receive an option grant for 6,000 shares of common stock, and (ii) on the first trading day in June of each subsequent year that such person continues to serve as a non-employee Board member, he or she will automatically receive an additional option for that number of shares which is equal to 110% of the shares that were subject to the previous year’s grant. In addition, any person who becomes a non-employee Board member after the first trading day in June but before December 31 of any year will receive his or her initial automatic grant on the date of his or her initial election or appointment to cover the option that person would have received on the first trading day in June of that year had such Board member then been eligible. Each automatic option grant under the 1999 Stock Incentive Plan has a price equal to 100% of the fair market value of the common stock on the option grant date and becomes exercisable for the option shares on the first anniversary of such grant date or upon the consummation of a change in control of the Company, if earlier.

      On June 2, 2003, directors Cary, Rogers and Wriston each received an automatic option grant under the 1999 Stock Incentive Plan for 17,119 shares, and director Marion received an automatic grant for 15,563 shares. Each such grant has an exercise price per share equal to $0.73, the fair market value of the common stock on the grant date, and has a term of ten (10) years measured from such grant date. The options become exercisable for all the option shares on the first anniversary of the grant date, subject to termination in the event of the optionee’s cessation of Board service prior to such time. In addition, the options will become fully exercisable upon a change in control of the Company.

Compensation Committee Interlocks and Insider Participation

      None of the Company’s executive officers serves, or in the past has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Company’s Board of Directors or Compensation Committee.

Indemnification of Directors and Officers

      The Company’s Restated Certificate of Incorporation and Bylaws provide for indemnification of all directors and officers. Each director and officer of the Company has entered into a separate indemnification agreement with the Company.

Code of Ethics

      The Company has adopted a Code of Ethics, which is applicable to all employees of the Company, including the Company’s Chief Executive Officer and Chief Financial Officer and the Board of Directors. The Company’s Code of Ethics is available at www.cygn.com. The Company intends to post amendments to or waivers from its Code of Ethics (to the extent applicable to the Company’s Chief Executive Officer, Chief Financial Officer, or Board of Directors) at this location on its website.

PROPOSAL ONE — RE-ELECTION OF DIRECTORS

      A Board of five directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees to the Board of Directors named below. If a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the proxy holders to fill such vacancy. However, it is not expected that any nominee will be unable or will decline to serve as a director. If a nomination is made to elect an individual to the vacant position on the Board, the proxy holders will propose a nominee to fill such position and vote all proxies received by them to ensure the election of as many of the Company’s nominees as possible. The Company’s Bylaws fix the Board at five directors. If stockholders nominate persons other than the Company’s nominees for election as directors, the proxy holders will vote all proxies received by them to ensure the election of as many of the Company’s nominees as possible. The term of office of each person elected as a director will continue until the 2005 Annual Meeting of Stockholders or until the director’s successor has been elected. There are no family relationships among the Company’s executive officers and directors.

          The Board of Directors recommends a vote in favor of each named nominee.

			Director
Name of Nominee	Age	Principal Occupation	Since

Frank T. Cary(1)(2)(3)	82	Former Chairman and Chief Executive Officer of International Business Machines Corporation	1992
John C Hodgman(4)	49	Chairman of the Board of Directors, President and Chief Executive Officer of Cygnus	1998
André F. Marion(1)(2)(3)	67	Vice Chairman of the Board of Directors of Cygnus, Former Vice President of the Perkin-Elmer Corporation; Former Chairman and Chief Executive Officer of Applied Biosystems, Inc.	1994
Richard G. Rogers(1)(2)(3)	74	Former President and Chief Operating Officer of Syntex Corporation	1989
Walter B. Wriston(1)(2)(3)	83	Former Chairman and Chief Executive Officer of Citicorp/ Citibank, N.A.	1992

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Corporate Governance and Nominating Committee

(4)	Member of the Employee Stock Option Committee

Business Experience of Nominees for Re-Election as Directors

      Mr. Cary has served as a director since July 1992. He was Chairman of the Board and Chief Executive Officer of International Business Machines Corporation (IBM) from 1973 until his retirement in 1981. Mr. Cary is also a director of Celgene Corporation, ICOS Corporation, Lexmark International, Inc., VION Pharmaceuticals, Inc. and Lincare Holdings, Inc.

      Mr. Hodgman was appointed Chairman of the Board in 1999 and has served as a director, President and Chief Executive Officer of Cygnus since August 1998. He was President, Cygnus Diagnostics from May 1995 to August 1998, and was also Chief Financial Officer. Mr. Hodgman joined Cygnus in August 1994 as Vice President, Finance and Chief Financial Officer. Prior to joining Cygnus, Mr. Hodgman served as Vice President of Operations and Finance, Chief Financial Officer and a Board of Directors member for Central Point Software, a personal computer and networking software company. Mr. Hodgman is also a director of Immersion Corporation and AVI BioPharma, Inc.

      Mr. Marion was appointed Vice Chairman of the Board in August 1998. He has served as a director of Cygnus since August 1994. Mr. Marion was a founder of Applied Biosystems, Inc., a supplier of instruments for biotechnology research, and served as its Chairman of the Board and Chief Executive Officer from 1981 until February 1993, when it merged with the Perkin-Elmer Corporation, a manufacturer of analytical instruments. Mr. Marion served as Vice President of the Perkin-Elmer Corporation and President of its Applied Biosystems Division until his retirement in February 1995. Mr. Marion is also a director of Molecular Devices Corp., Applied Imaging Corporation, Aclara BioSciences, Inc. and several privately held companies.

      Mr. Rogers has served as a director since October 1989. He was President and Chief Operating Officer of Syntex Corporation, a pharmaceutical company, from 1982 until his retirement in 1985.

      Mr. Wriston has served as a director of Cygnus since July 1992. He was Chairman of the Board of Citicorp/ Citibank, N.A. from 1970 through 1984 and its Chief Executive Officer from 1967 until his retirement in 1984. Mr. Wriston is also a director of ICOS Corporation, VION Pharmaceuticals, Inc. and other privately held companies.

Stockholder Approval

      If a quorum is present, the five nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for the election of directors at the Annual Meeting by the holders of the Company’s common stock entitled to vote at the Annual Meeting shall become directors at the conclusion of the tabulation of votes.

PROPOSAL TWO — RATIFICATION OF THE COMPANY’S INDEPENDENT AUDITORS

      The Board of Directors has re-appointed the firm of Ernst & Young LLP as the Company’s independent auditors to serve in the same capacity for the fiscal year ending December 31, 2004 and is asking the stockholders to ratify this re-appointment. In the event the stockholders fail to ratify the re-appointment, the Board of Directors will reconsider its selection. Even if the re-appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders. In addition, the Board of Directors in its discretion may determine not to seek stockholder ratification of any such different independent auditing firm or any independent auditing firm appointed with respect to future fiscal years.

      Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and they will be available to respond to appropriate questions. The audit services provided by Ernst & Young LLP during fiscal year 2003 included an audit of the Company’s annual financial statements, a review of the financial statements included in the Company’s quarterly reports on Form 10-Q, consultation on accounting standards and transactions, and a review of the Company’s statutory and regulatory filings. Audit-related services included an audit of the Company’s 401(k) benefit plans.

Stockholder Approval

      The affirmative vote of the holders of a majority of the Company’s voting stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the re-appointment of Ernst & Young LLP as the Company’s independent auditors.

      The Board of Directors recommends that stockholders vote FOR the ratification of the re-appointment of Ernst & Young LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2004.

PRINCIPAL AUDITORS’ FEES AND SERVICES

Audit and Related Fees for Fiscal Years 2003 and 2002

      Audit Fees. The aggregate fees billed to the Company by Ernst & Young LLP for fiscal years 2003 and 2002 for the audit of the Company’s annual financial statements and for the review of the financial statements included in the Company’s quarterly reports on Form 10-Q totaled $255,749 and $579,400, respectively.

      Audit-Related Fees. The aggregate fees billed to the Company by Ernst & Young LLP for fiscal years 2003 and 2002 for audits of the Company’s benefit plans totaled $24,100 and $24,000, respectively.

      Tax Fees. The aggregate fees billed to the Company by Ernst & Young LLP for fiscal years 2003 and 2002 for tax-related services totaled $41,249 and $113,782, respectively.

      All Other Fees. There were no services rendered to the Company by Ernst & Young LLP for fiscal years 2003 and 2002 other than the services described above.

      Rule 2-01 (c)(7)(i)(C) of Securities and Exchange Commission Regulation S-X (relating to waivers with respect to the requirements that fees be pre-approved) was not applicable to any of the independent auditors’ services for 2003 or 2002 described above.

Audit Committee Authorization of Audit and Non-Audit Services

      The Audit Committee of the Board of Directors pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and such pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis; however, it has not done so. For each proposed service, the independent auditors are required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting of the Board of Directors.

AUDIT COMMITTEE REPORT

      Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be soliciting material or deemed to be incorporated by reference into any such filing.

      The charter of the Audit Committee of the Board, as revised in February 2004, specifies that the primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. The Committee recommends the selection of the Company’s independent auditors to the Board of Directors. The Company’s Audit Committee charter is attached to this Proxy Statement as Appendix A and is available at www.cygn.com. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements contained in the 2003 Form 10-K with the Company’s management and the Company’s independent auditors. The Audit Committee reviewed the interim financial information contained in each quarterly earnings announcement with management and the Company’s independent auditors prior to public release. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The Company’s independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

      The Audit Committee discussed with the Company’s independent auditors the matters required to be discussed by American Institute of Certified Public Accountants Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended. In addition, the Committee has held discussions with the Company’s independent auditors regarding the auditors’ independence from the Company and its management. Also, the Company’s independent auditors provided to the Audit Committee the letter and written disclosures confirming their independence, as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”

      The Audit Committee has reviewed the services provided by, and the fees paid to, the Company’s independent auditors and also whether the provision of these services is compatible with maintaining the independence of the Company’s auditors.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, filed with the SEC.

AUDIT COMMITTEE

Walter B. Wriston (Chairman)
Frank T. Cary
André F. Marion
Richard G. Rogers

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

      The following table lists all persons known by Cygnus to own beneficially, as of April 23, 2004, 5% or more of the outstanding shares of its common stock. On December 31, 2003, there were 38,480,253 shares of Cygnus common stock outstanding.

Number of
	Shares	Approximate
	Beneficially	Percentage
Name and Address of Beneficial Owner	Owned	Owned

The Palladin Group L.P.	2,276,408 (1)	5.58%(1)
195 Maplewood Avenue
Maplewood, NJ 07040

(1)	Based solely on a Schedule 13G/ A, dated April 1, 2004, The Palladin Group L.P. acts as an investment adviser for certain investors and has shared voting and dispositive power with respect to the shares owned by each investor. None of the investors individually owns 5% or more of the outstanding shares.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock by (i) each director, (ii) the Chief Executive Officer and each of the other executive officers, and (iii) all directors and executive officers as a group. Ownership was calculated by using the actual number of shares owned on April 23, 2004 and then including all options to purchase shares exercisable as of June 22, 2004.

	Number of Shares
	Beneficially	Approximate
Name of Beneficial Owner	Owned(1)	Percent Owned(2)

Neil R. Ackerman	875,262	1.96%
Craig W. Carlson	713,233	1.60%
Frank T. Cary	145,310	*
John C Hodgman	1,249,427	2.80%
André F. Marion	126,191	*
Barbara G. McClung	459,121	1.03%
Richard G. Rogers	106,871	*
Walter B. Wriston	120,910	*
All executive officers and directors as a group (eight persons)	3,796,325	8.50%

*	Less than 1% of the shares outstanding.

(1)	This disclosure is made pursuant to certain rules and regulations promulgated by the SEC and, in certain instances, the number of shares shown as being beneficially owned may not be deemed to be beneficially owned for other purposes. This amount includes options to purchase shares exercisable within 60 days of April 23, 2004 in the following amounts: Mr. Ackerman, 849,215 shares; Mr. Carlson, 701,557 shares; Mr. Cary, 100,464 shares; Mr. Hodgman, 1,195,071 shares; Mr. Marion, 125,191 shares; Ms. McClung, 459,121 shares; Mr. Rogers, 97,820 shares; Mr. Wriston, 115,710 shares.

(2)	Percentage of outstanding common stock plus common stock that may be acquired upon exercise of outstanding options on or before June 22, 2004 by the persons named above and by all directors and executive officers as a group.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

      The following table provides certain summary information concerning compensation paid or accrued by the Company (determined as of December 31, 2003) to the Company’s Chief Executive Officer and each of the other executive officers of the Company (hereinafter referred to as the “Named Executive Officers”) for the fiscal years ended December 31, 2003, 2002 and 2001:

Summary Compensation Table

				Long-Term Compensation Awards

		Annual Compensation ($)			Securities
				Restricted	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Stock Awards ($)	Options (#)	Compensation($)

John C Hodgman	2003	$300,000	$—	$—	925,000	$—
Chairman, President and	2002	297,115	300,000	—	100,000	150,000
Chief Executive Officer	2001	295,962	300,000	300,000	100,000	—

Neil R. Ackerman	2003	$241,231	$—	$—	550,000	$—
Chief Technical Officer	2002	242,644	200,000	—	75,000	100,000
and Senior Vice President,	2001	241,702	200,000	200,000	75,000	—
Research & Development and Scientific Affairs

Craig W. Carlson	2003	$248,461	$—	$—	590,000	$—
Chief Operating Officer,	2002	227,788	200,000	—	75,000	87,500
Chief Financial Officer	2001	226,904	200,000	175,000	75,000	—
and Senior Vice President

Barbara G. McClung	2003	$234,231	$—	$—	425,000	$—
Senior Vice President,	2002	220,928	150,000	—	60,000	75,000
General Counsel and	2001	217,644	150,000	150,000	60,000	—
Secretary

Stock Options

      The following table sets forth information concerning the grant of stock options in fiscal year 2003 under the Company’s 1999 Stock Incentive Plan to each of the Named Executive Officers. No stock appreciation rights were granted to the Named Executive Officers during such fiscal year.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable
					Value ($) at Assumed
	Number of	Percentage of			Annual Rates of Stock
	Securities	Total Options			Price Appreciation for
	Underlying	Granted to	Exercise or		Option Term(3)
	Options	Employees in	Base Price	Expiration
Name	Granted (#)(1)	Fiscal Year	($/Sh)(2)	Date	5%	10%

John C Hodgman	675,000	18.97%	$0.46	02/10/13	$195,272	$494,857
	250,000	7.03%	$0.12	12/18/13	19,260	48,808
Neil R. Ackerman	425,000	11.94%	$0.46	02/10/13	$122,949	$311,577
	125,000	3.51%	$0.12	12/18/13	9,630	24,404
Craig W. Carlson	425,000	11.94%	$0.46	02/10/13	$122,949	$311,577
	165,000	4.64%	$0.12	12/18/13	12,712	32,214
Barbara G. McClung	275,000	7.73%	$0.46	02/10/13	$79,555	$201,608
	150,000	4.22%	$0.12	12/18/13	11,556	29,285

(1)	Each stock option grant become vested at the rate of one-twenty-fourth (1/24) per month for a total of twenty-four months following the grant date, subject in each case to the optionee’s continued services to the Company.

(2)	The exercise price may be paid in (i) cash, (ii) shares of common stock held for the requisite period to avoid a charge to the Company’s earnings for financial reporting purposes, or (iii) through a same-day sale program.

(3)	Potential realizable value is based on an assumption that the stock price of the common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. These numbers are calculated based on regulations promulgated by the SEC and do not reflect the Company’s estimate of future stock price growth.

      The following table sets forth information with respect to the Named Executive Officers concerning exercise of options during the 2003 fiscal year and unexercised options held as of the end of that fiscal year. No stock options or stock appreciation rights were exercised by the Named Executive Officers during fiscal year 2003 and no stock appreciation rights were held by them at the end of such fiscal year.

Aggregate Option Exercises in Last Fiscal Year

and Fiscal-Year End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money Options at
	Shares		Options at FY End (#)		FY End ($)(1)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

John C Hodgman	0	N/A	936,737	733,337	$0	$51,875
Neil R. Ackerman	0	N/A	691,403	440,107	$0	$25,938
Craig W. Carlson	0	N/A	540,370	479,480	$0	$34,238
Barbara G. McClung	0	N/A	336,621	364,167	$0	$31,125

(1)	Market value of shares covered by in-the-money options on December 31, 2003 ($0.33), less the option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

Equity Compensation Plan Information (as of December 31, 2003)

	(a)	(b)	(c)

Number of Securities
Remaining Available
		Weighted-Average	for Future Issuance
	Number of Securities to	Exercise Price of	Under Equity
	be Issued Upon	Outstanding	Compensation Plans,
	Exercise of Outstanding	Options,	(Excluding
	Options, Warrants and	Warrants and	Securities Reflected
Equity Compensation Plan Category	Rights	Rights	in Column (a))(1)

Equity Compensation Plans approved by security holders	6,615,688	$4.82	1,273,889
Equity Compensation Plans not approved by security holders	N/A	N/A	N/A
Total	6,615,688	$4.82	1,273,889

(1)	As of December 31, 2003, the amounts shown include 404,934 stock options available for future issuance under the Company’s 1999 Stock Incentive Plan (wherein the limit of 1,200,000 shares that could have been issued as restricted stock, stock units or stock appreciation rights has been met) and 868,955 shares available for issuance under the Company’s Amended Employee Stock Purchase Plan (the “ESPP”). As a result of the Company’s stock being delisted from the Nasdaq Stock Market and being quoted on the OTC Bulletin Board, effective on January 8, 2003, the ESPP was suspended by the Board of Directors and no shares will be issued under the ESPP until such suspension is lifted.

Employment Agreements and Change in Control Agreements

      Effective December 2000, the Company entered into employment agreements with each of the Named Executive Officers. The employment agreements replaced the prior employment and change-in-control agreements for each of the Named Executive Officers. The agreements generally provide that if a Named Executive Officer’s employment is constructively terminated or terminated by the Company without cause, then such Named Executive Officer shall receive, with no duty to mitigate, the following: (i) a cash lump sum payment equal to one times the officer’s highest amount of base salary and annual bonus, (ii) up to twelve months of health and life insurance benefits, (iii) full vesting of all unvested stock options and restricted stock, and (iv) up to six months of outplacement services. Each Named Executive Officer’s unvested stock options shall vest in full upon a change of control of the Company. Pursuant to a separate letter agreement, each Named Executive Officer shall also receive a retention bonus upon any acquisition of the Company, provided that the officer has remained an active employee through the date of the sale. The amount of such retention bonus is $150,000 in the case of Mr. Hodgman and $100,000 for each of the other three Named Executive Officers. Each Named Executive Officer shall receive an excise tax restoration payment, if necessary.

COMPENSATION COMMITTEE REPORT

General

      Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report and the Performance Graph that follows shall not be deemed to be incorporated by reference into any such filing.

      The charter of the Compensation Committee of the Board specifies that the primary responsibility of the Compensation Committee of the Board of Directors is to establish and review the Company’s general compensation policies applicable to the Company’s Chief Executive Officer and other executive officers, exercise broad oversight regarding executive compensation and determine the total compensation of executive officers. The charter of the Company’s Compensation Committee is available at www.cygn.com. The Compensation Committee is composed exclusively of independent, non-employee directors. The Compensation Committee sets the base salary of the Company’s executive officers and administers the Company’s 1999 Stock Incentive Plan, under which stock option and restricted stock grants may be made to executive officers and other employees. In addition, the Compensation Committee administers the Company’s Incentive Bonus Plan, under which the Company’s executive officers and other employees may receive a bonus based upon the accomplishment of corporate goals, as well as individual performance, and considers and approves management succession for all of the Company’s officers.

      A fundamental policy of the Compensation Committee is to attract and retain individuals of high caliber to serve as executive officers of the Company, to motivate their performance to achieve the Company’s strategic objectives and to align the interests of executive officers with the long-term interest of stockholders by optimizing stockholder value in a rapidly changing health care market environment. Because the Company’s underlying philosophy is “pay for performance,” each executive’s total compensation is based on the overall performance of the Company and the executive as an individual. Accordingly, each executive officer’s compensation package comprises three components: (i) base salary, which reflects individual performance and is intended to be competitive with the base salary levels of other companies within the industry of comparable size to the Company, (ii) annual variable bonus awards, which are tied to the achievement of the Company’s performance goals and/or retention objectives established and approved by the Board of Directors (as described more fully in the section entitled “Annual Incentive Compensation” below), and (iii) stock options and restricted stock grants, which align and strengthen the mutuality of interests between the executive officers and stockholders.

      In designing and administering its executive compensation program, the Company attempts to strike an appropriate balance among these various elements, each of which is discussed in greater detail below.

Factors

      The process involved and the factors considered in the executive compensation determination for fiscal year 2003 are summarized below. It is expected that this process will remain the same in fiscal year 2004. However, the Compensation Committee may, at its discretion, apply a different set of factors in setting executive compensation in the future in order to further enhance the basic concept of “pay for performance.”

Salary Levels

      The Company’s salary program is designed to reward individual performance within the context of the Company’s overall performance. Using survey data as a starting point, the Compensation Committee takes into account the performance of each officer based on the achievement of specific performance objectives. Other factors considered in the review include the executive’s experience and advancement of the Company’s culture and goals.

Annual Incentive Compensation

      The Incentive Bonus Plan is designed to reward executive officers for their contributions to corporate objectives and to serve strategic retention objectives. The corporate objectives are established at the beginning of the year by executive management and approved by the Compensation Committee and the Board of Directors. Information regarding Company performance (or summaries thereof) is considered by the Compensation Committee in a subjective evaluation of overall performance of the Company and the executive officers for purposes of determining actual bonus levels. Based upon 2003 Company performance, the Compensation Committee did not award cash bonuses to the executive officers.

Long-Term Incentive Compensation

      The Company’s primary incentive for long-term performance is the utilization of stock options as a component of a competitive, performance-based compensation program. The Compensation Committee continues to believe that stock options that are granted at the current market price are an excellent incentive for employees to pursue a long-term strategy that will result in increased stockholder value. The options will provide a return to the executive only if the market price of the underlying shares appreciates over the terms of the options and the executive remains employed by the Company. The stock option grant program is designed to align the interests of the executive officers with those of the Company’s stockholders and provide each individual with an incentive to manage the Company from the perspective of stockholders. The guidelines for stock option grants are reviewed and set periodically, based on a comparison to survey data from other high technology, pharmaceutical, medical device, and biotechnology companies.

      In January 2003, the Company’s stock was delisted from the Nasdaq Stock Market and is now being quoted on the OTC Bulletin Board. As a result of the delisting, the Company suspended the operation of its Employee Stock Purchase Plan (“ESPP”). In addition, none of the Company’s outstanding employee stock options were then in-the-money. In February 2003, to restore the equity incentives derived from the out-of-the-money stock options and the suspended ESPP, the Compensation Committee granted larger-than-usual grants of stock options at fair market value to all of the executive officers. In December 2003, for retention purposes, the Compensation Committee made an additional grant of stock options at fair market value to the executive officers. All of the stock options granted in 2003 to the executive officers have a ten-year term and vest monthly on a pro-rata basis over a twenty-four month period subject to continued employment.

Chief Executive Officer Compensation

      Mr. Hodgman’s annual salary for 2003 was $300,000 and is unchanged as of the date of the mailing of this proxy. In determining any adjustment in Mr. Hodgman’s salary, the Compensation Committee seeks competitiveness with other companies of comparable size within the industry. In addition, Mr. Hodgman is eligible to receive an incentive bonus dependent on overall Company performance, as well as his individual performance. Based upon the Compensation Committee’s judgment of the overall performance of the Company in 2003, Mr. Hodgman was not awarded a bonus. In 2003, Mr. Hodgman was granted options to purchase shares of the Company’s common stock under the terms and conditions of the Company’s stock option plan. As part of the Company’s desire to restore some of the value of its equity incentive program, Mr. Hodgman received a grant of 675,000 nonstatutory stock options in February 2003. Also, as part of the Company’s desire to retain its executive officers, Mr. Hodgman received a grant of 250,000 nonstatutory stock options in December 2003. The exercise prices for the 2003 option grants were equal to 100% of the fair market value of the shares of common stock on the option grant date.

Compliance with Internal Revenue Code Section 162(m)

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation’s Named Executive Officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance-based compensation that was paid or vested for fiscal year 2003 did not exceed the $1 million limit per officer, and it is expected that the non-performance-based compensation that will be paid or vested for fiscal year 2004 will not exceed that limit. The Company’s 1999 Stock Incentive Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants issued under that plan will qualify as performance-based compensation, which will not be subject to the $1 million limitation. The Compensation Committee believes that payment of compensation that is subject to the deduction limits of Section 162(m) is sometimes in the best interest of the Company and has approved, and may approve, such arrangements in certain circumstances.

COMPENSATION COMMITTEE

Frank T. Cary (Chairman)
André F. Marion
Richard G. Rogers
Walter B. Wriston

STOCK PERFORMANCE GRAPH

      The following graph shows a five-year comparison of cumulative total stockholder returns for the Company, the Nasdaq U.S. Stock Market Index and the Nasdaq Pharmaceutical Index, based on an assumed $100 invested on December 31, 1998, with immediate reinvestment of dividends.

      The Company does not believe it can reasonably identify a peer group of companies on an index or line-of-business basis for the purpose of developing a comparative performance index. The Nasdaq Pharmaceutical Index includes companies that develop, manufacture and market pharmaceutical products, including biopharmaceutical products, as well as diagnostic device companies, and, in the opinion of the Company, provides a meaningful index of comparative performance.

      The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performance of the Company’s common stock.

      Total stockholder returns assumes $100 invested on December 31, 1998 with immediate reinvestment of dividends.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

      Under the Company’s Bylaws, no business may be brought before an Annual Meeting of Stockholders unless it is specified in the notice of the Annual Meeting of Stockholders or is otherwise brought before the Annual Meeting of Stockholders by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Company’s Corporate Secretary (containing certain information specified in the Company’s Bylaws about the stockholder and the proposed action) not later than 60 or more than 90 days prior to the first anniversary of the preceding year’s Annual Meeting of Stockholders. In addition, any stockholder who wishes to submit a nomination to the Board must deliver written notice of the nomination within this time period and comply with the information requirements in the Bylaws relating to stockholder nominations. See “Corporate Governance Principles and Board Matters — Consideration of Director Nominees” above for additional information about stockholder nominations. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s Proxy Statement.

      SEC rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company’s Proxy Statement with respect to discretionary voting (the “Discretionary Vote Deadline”). The Discretionary Vote Deadline for the year 2005 Annual Meeting is March 13, 2005, which is 45 calendar days prior to the anniversary of the mailing date of this Proxy Statement. If a stockholder gives notice of such proposal before the Discretionary Vote Deadline, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company’s 2005 Annual Meeting of Stockholders. Such proposals may be included in next year’s Proxy Statement if they comply with certain rules and regulations promulgated by the SEC.

      Stockholders interested in submitting a proposal for inclusion in the proxy materials for the 2005 Annual Meeting of Stockholders may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by the Company’s Corporate Secretary no later than December 31, 2004. Proposals should be sent to Corporate Secretary, Cygnus, Inc., 400 Penobscot Drive, Redwood City, California 94063.

ANNUAL REPORT

      A copy of the Company’s Annual Report for the fiscal year ended December 31, 2003 has been mailed concurrently with this Proxy Statement to all stockholders entitled to receive notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not proxy soliciting material.

FORM 10-K

      THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE COMPANY’S 2003 10-K. REQUESTS SHOULD BE SENT TO THE COMPANY AT CYGNUS, INC., ATTENTION: CORPORATE COMMUNICATIONS, 400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA 94063.

OTHER MATTERS

      The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote the shares represented by proxy as the Board of Directors may recommend or as the proxy holders, acting in their sole discretion, may determine.

By Order of the Board of Directors

/s/ JOHN C HODGMAN

John C Hodgman
Chairman, President and Chief Executive Officer

Dated: April 28, 2004

Appendix A

CYGNUS, INC.

Charter for the Audit Committee of the Board of Directors

(As adopted by the Board of Directors on February 9, 2004)

Organization

      This Charter governs the operations of the Audit Committee. The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors for the adoption of the Charter and any amendments thereto. The Committee shall be appointed by the Board and shall comprise at least three directors, each of whom is independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company, unless they would not be considered independent under applicable laws, rules or regulations as in effect from time to time. All Committee members shall be financially literate, and at least one member shall have such accounting or related financial management expertise as is necessary to qualify as an “Audit Committee Financial Expert” as defined in the Securities Exchange Act of 1934, as amended, and the rules thereunder.

Statement of Policy

      The Charter and the reports of the Audit Committee must be read and its activities considered with the understanding that the financial statements are the responsibility of the Company’s management. The Audit Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication among the Committee, independent auditors, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Responsibilities and Processes

      The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board. In addition, the Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission for inclusion in the Company’s annual proxy statement. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

      The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

•	The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company’s shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss the auditors’ independence from management and the Company with the auditors, as well as matters included in the written disclosures required by the Independence Standards Board.

A-1

Annually, the Committee shall review and recommend to the Board of Directors the selection of the Company’s independent auditors, subject to shareholders’ approval.

•	Assure rotation of the lead (or coordinating) audit partner or the audit partner responsible for reviewing the audit in accordance with SEC rules.

•	The Committee shall discuss with the independent auditors the overall scope and plans for their audits, including the adequacy of staffing and compensation. The Committee shall pre-approve all audit and non-audit services to be provided by the independent auditors as required by applicable laws, rules or regulations as in effect from time to time. The Committee shall have the sole authority to appoint, determine funding for and oversee the outside auditors, including resolution of disagreements between management and the auditor regarding financial reporting. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethics compliance programs. Furthermore, the Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of the auditors’ examinations.

•	The Committee shall establish procedures for the receipt, retention and treatment of any accounting related complaints and confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee, or his/her designee, may represent the entire Committee for the purposes of this review.

•	The Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

•	The Committee shall have the authority to engage such independent counsel and other advisors as it determines necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Committee, for compensating any such counsel or other advisors engaged by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee will have full access to the Company’s books and records.

•	The Committee shall conduct an appropriate review of all related-party transactions on an ongoing basis and if required by the listing standards of Nasdaq, approve all such conflict-of-interest transactions.

      The Audit Committee’s job, with the responsibilities and powers set forth in this Charter, is truly one of oversight. The Company’s management is responsible for preparing the financial statements. The Company’s independent accountants are responsible for auditing the financial statements. The activities of the Committee are in no way designed to supersede or alter these traditional responsibilities. The Committee’s role does not provide any special assurances with regard to the Company’s financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations, and legal and ethics conduct programs.

A-2

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CYGNUS, INC.
2004 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of Cygnus, Inc. hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the 2004 Annual Meeting of Stockholders of Cygnus, Inc., to be held on June 22, 2004, and hereby appoints John C Hodgman, Craig W. Carlson and Barbara G. McClung, and each of or any of them, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at such meeting and at any adjournment or postponement thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR ELECTION OF THE COMPANY’S NOMINEES AS DIRECTORS AND FOR EACH OF THE LISTED PROPOSALS, AND AS THE PROXYHOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued, and to be marked, dated and signed, on the other side)

COMMENTS/ADDRESS CHANGE: (PLEASE MARK COMMENTS/ADDRESS BOX ON REVERSE SIDE)

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Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Director recommends a vote FOR Items 1 and 2.		FOR	WITHHELD FOR ALL
1.	Election of Directors Nominees:	☐	☐

01 Frank T. Cary
02 John C Hodgman
03 André F. Marion
04 Richard G. Rogers 05 Walter B. Wriston

Withheld for the nominees you list below: (Write that nominee’s name in the space provided below.)

		FOR	AGAINST	ABSTAIN
2.	Proposal to ratify the re-appointment of Ernst & Young LLP as the Company’s independent auditors for the 2004 fiscal year.	☐	☐	☐

I PLAN TO ATTEND THE MEETING.	☐

Signature	Dated	, 2004
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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